KLDiscovery Closes Transaction to Significantly Strengthen Long-Term Financial Foundation and Support Continued Growth

EDEN PRAIRIE, MN. – August 14, 2024 – (BUSINESS WIRE) KLDiscovery Inc. (“KLDiscovery” or the “Company”), a leading global provider of electronic discovery, information governance, and data recovery technology solutions, today announced that it has closed a value-enhancing deleveraging transaction with its convertible debenture holders, term loan lenders, revolving credit facility lender, and largest shareholder. This strategic step significantly reduces the Company’s long-term debt and strengthens its financial position, further enhancing KLDiscovery’s ability to deliver for its clients and partners.

“The successful completion of this transaction marks a significant milestone in KLDiscovery’s journey to help our clients solve their most complex data challenges. With the new capital structure now in place, the Company is well-positioned to reach new heights and continue delivering innovative solutions for our customers,” said Chris Weiler, Chief Executive Officer of KLDiscovery. “I extend my sincere appreciation to our capital partners for their steadfast support along the way. We are excited to leverage this momentum in collaboration with our team, driving forward our vision to solidify KLDiscovery’s leadership in the eDiscovery space.”

As contemplated by the previously announced transaction agreements, KLDiscovery’s outstanding convertible notes have been cancelled and exchanged for new shares representing approximately 96% of the Company’s outstanding common equity and the maturity of the Company’s term loan has been extended to August 2027. In addition, at the closing of the transaction, KLDiscovery received $50 million of second lien secured financing which was used to repay a portion of the Company’s first lien secured debt, a portion of the amounts outstanding under the revolver, and pay transaction expenses. The closing of this transaction reflects the continued strong support of KLDiscovery’s capital partners, who are confident in the Company’s prospects and business strategy.

Kevin Griffin, Chief Executive Officer & Chief Investment Officer of debenture holder MGG Investment Group, said, “KLDiscovery is on a strong trajectory with enhanced financial flexibility. We are confident in KLDiscovery’s innovative technology, dedicated team, and business strategy, and look forward to the Company’s continued growth and evolution.”

Advisors

Gibson, Dunn & Crutcher LLP served as legal counsel, Guggenheim Securities, LLC and AlixPartners served as financial advisors, and C Street Advisory Group served as strategic communications advisor to the Company.

Morrison & Foerster LLP served as legal counsel and Lazard served as investment banker to the debenture holders.

About KLDiscovery

KLDiscovery provides technology-enabled services and software to help law firms, corporations, and government agencies solve complex data challenges. With offices in 26 locations across 17 countries, KLDiscovery is a global leader in delivering best-in-class data management, information governance, and eDiscovery solutions to support the litigation, regulatory compliance, and internal investigation needs of clients. Serving organizations for over 30 years, KLDiscovery offers data collection and forensic investigation, early case assessment, data processing, application software and data hosting for web-based document reviews, and managed document review services. In addition, through its global Ontrack data management business, KLDiscovery delivers world-class data recovery, disaster recovery, email extraction and restoration, data destruction, and tape management. KLDiscovery has been recognized as one of the fastest growing companies in North America by both Inc. Magazine (Inc. 5000) and Deloitte (Deloitte’s Technology Fast 500), and CEO Chris Weiler was a 2014 Ernst & Young Entrepreneur of the Year™. Additionally, KLDiscovery is a Relativity Certified Partner and maintains ISO/IEC 27001 Certified data centers around the world. Visit to learn more.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934 and the United States Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding the benefits of the transaction, the Company's leadership in the eDiscovery space, the support of the Company's capital partners, the Company’s ability to deliver innovative solutions, and Company growth and evolution, are forward-looking statements. When used in this press release, the words “estimated,” “expects,” “anticipates,” “forecasts,” “believes,” “may,” “will,” “should,” “future” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, results or events, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside KLDiscovery’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: consequences of KLDiscovery’s substantial levels of indebtedness; KLDiscovery’s potential failure to comply with privacy and information security regulations governing the client datasets it processes and stores; KLDiscovery’s ability to operate in highly competitive markets, and potential adverse effects of this competition; risk of decreased revenues if KLDiscovery does not adapt its pricing models; the ability to attract, motivate and retain qualified employees, including members of KLDiscovery’s senior management team; the ability to maintain a high level of client service and expand operations; potential issues with KLDiscovery’s product offerings that could cause legal exposure, reputational damage and an inability to deliver services; KLDiscovery’s ability to develop and successfully grow revenues from new products such as Nebula, improve existing products and adapt its business model to keep pace with industry trends; risk that KLDiscovery’s products and services fail to interoperate with third-party systems; potential unavailability of third-party technology that KLDiscovery uses in its products and services; potential disruption of KLDiscovery’s products, offerings, website and networks; difficulties resulting from KLDiscovery’s implementation of new consolidated business systems; the ability to deliver products and services following a disaster or business continuity event; disease or similar public health threat, such as COVID-19; potential unauthorized use of our products and technology by third parties and/or data security breaches and other incidents; potential intellectual property infringement claims; and the ability to comply with various trade restrictions, such as sanctions and export controls, resulting from KLDiscovery’s international operations. These risks and other factors discussed in the “Risk Factors” section of KLDiscovery’s Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q filed with the Securities Exchange Commission (“SEC”) and any other reports KLDiscovery files with the SEC, could cause actual results to differ materially from those expressed or implied by forward-looking statements made by KLDiscovery or on its behalf. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results or outcomes. All statements speak only as of the date made, and unless legally required, KLDiscovery undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Danny Zambito
888.811.3789
danny.zambito@kldiscovery.com